                                                                      EXHIBIT 24

                      R.J. REYNOLDS TOBACCO HOLDINGS, INC.
                               POWER OF ATTORNEY

    Know all men by these presents, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN AND MCDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the S-4 Registration Statement and any and all amendments (including post-effective amendments) and supplements to the S-4 Registration Statement regarding the Series B Notes of R.J. Reynolds Tobacco Holdings, Inc., and the related Guarantee of R.J. Reynolds Tobacco Company, and to file the same, with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virture hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 2, 1999.

          SIGNATURE                       TITLE
------------------------------  --------------------------
                                Chairman of the Board,
   /s/ ANDREW J. SCHINDLER        President, Chief
------------------------------    Executive Officer and
     Andrew J. Schindler          Director

                                Executive Vice President
   /s/ KENNETH J. LAPIEJKO        and Chief Financial
------------------------------    Officer
     Kenneth J. Lapiejko          (principal financial
                                  officer)

                                Senior Vice President and
     /s/ THOMAS R. ADAMS          Controller
------------------------------    (principal accounting
       Thomas R. Adams            officer)

    /s/ JOHN T. CHAIN, JR.
------------------------------  Director
      John T. Chain, Jr.

    /s/ A. D. FRAZIER, JR.
------------------------------  Director
      A. D. Frazier, Jr.

      /s/ DENISE ILITCH
------------------------------  Director
        Denise Ilitch

   /s/ JOHN G. MEDLIN, JR.
------------------------------  Director
     John G. Medlin, Jr.

       /s/ NANA MENSAH
------------------------------  Director
         Nana Mensah

    /s/ JOSEPH P. VIVIANO
------------------------------  Director
      Joseph P. Viviano

    /s/ THOMAS C. WAJNERT
------------------------------  Director
      Thomas C. Wajnert

                         R.J. REYNOLDS TOBACCO COMPANY
                               POWER OF ATTORNEY

    Know all men by these presents, that each person whose signature appears below hereby constitutes and appoints CHARLES A. BLIXT, GUY M. BLYNN AND MCDARA
P. FOLAN, III, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the S-4 Registration Statement and any and all amendments (including post-effective amendments) and supplements to the S-4 Registration Statement regarding the Series B Notes of R.J. Reynolds Tobacco Holdings, Inc., and the related Guarantee of R.J. Reynolds Tobacco Company, and to file the same, with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virture hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 2, 1999.

                      SIGNATURE                                          TITLE
------------------------------------------------------  ----------------------------------------

               /s/ ANDREW J. SCHINDLER                     Chairman of the Board,
     -------------------------------------------           President and Chief Executive
                 Andrew J. Schindler                       Officer

               /s/ KENNETH J. LAPIEJKO                     Executive Vice President, Chief
     -------------------------------------------           Financial Officer and Director
                 Kenneth J. Lapiejko                       (principal financial officer)

                 /s/ THOMAS R. ADAMS
     -------------------------------------------           Senior Vice President and Controller
                   Thomas R. Adams                         (principal accounting officer)

                 /s/ CHARLES A. BLIXT
     -------------------------------------------           Director
                   Charles A. Blixt

              /s/ ROBERT R. GORDON, JR.
     -------------------------------------------           Director
                Robert R. Gordon, Jr.

                 /s/ JAMES H. WILSON
     -------------------------------------------           Director
                   James H. Wilson